UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Rule 12g-3(a))

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2018

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	To be assigned*	83-1561918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Old Lincoln Highway, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

(484) 568-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

* This report is filed by the Registrant as successor issuer to Meridian Bank (the “Bank”). The Bank’s common stock previously was registered under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and, pursuant to Section 12(i) of the Exchange Act, the Bank’s periodic reports were filed with the Federal Deposit Insurance Corporation. The Registrant’s common stock is deemed to be registered under Section 12(b) of the Exchange Act by virtue of Rule 12g-3(a).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

[In this Current Report on Form 8-K, the terms “we,” “us,” and “our”

refer to the Registrant, Meridian Corporation]

COMPLETION OF SHARE EXCHANGE

We were incorporated on June 8, 2009, by and at the direction of the board of directors of Meridian Bank (the “Bank”) for the sole purpose of acquiring the Bank and serving as the Bank’s parent bank holding company. Effective August 24, 2018 at 5:00 p.m. (the “Effective Time”), we acquired the Bank in a merger and reorganization (the “Reorganization”) effected under Pennsylvania law and in accordance with the terms of a Plan of Merger and Reorganization dated April 26, 2018 (the “Agreement”). Prior to the Effective Time, we had no material assets and had not conducted any business or operations except for activities related to our organization and the Reorganization.

The Agreement and the Reorganization previously were approved by the Bank’s shareholders at the Bank’s annual meeting held on May 25, 2017. Pursuant to the Agreement, at the Effective Time each of the 6,402,385 outstanding shares of the Bank’s $1.00 par value common stock formerly held by its shareholders was converted into and exchanged for one newly issued share of our $1.00 par value common stock, and the Bank became our subsidiary. The shares of our common stock issued to the Bank’s shareholders were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption from registration provided by Section 3(a)(12) of the Securities Act.

Also at the Effective Time, we assumed the Bank’s obligations under the following plans, which are collectively referred to herein as the “Plans”:

•                  Meridian Bank Supplemental Executive Retirement Deferred Compensation Plan;

•                  Meridian Bank Employee Stock Ownership Plan; and

•                  Meridian Bank 2004 Stock Option Plan, as amended June 15, 2006;

•                  Meridian Bank 401(K) Profit Sharing Plan;

•                  Meridian Bank 2016 Equity Incentive Plan;

At the Effective Time, each then-current outstanding option to purchase shares of the Bank’s common stock (“Stock Options”) under the Plans was converted into an option to purchase the same number of shares of our common stock on the same terms and conditions as were in effect with respect to those outstanding Stock Options under the written agreements pertaining thereto and the written plans under which such Stock Options were issued.

Our directors are the eight directors of the Bank, and our current shareholders consist of the former common shareholders of the Bank who own the same percentages of our common stock as they previously owned of the Bank’s common stock. Shareholders holding physical stock certificates will receive transmittal materials from us instructing such holders how to properly surrender their certificates representing shares of Bank common stock. Our common stock has become listed on the Nasdaq Capital Market in place of the Bank’s common stock. The trading symbol for our common stock is “MRBK” which is the same as the Bank’s former trading symbol.

We are a Pennsylvania business corporation that will operate as a registered bank holding company under the Bank Holding Company Act of 1956, as amended. As such, we are subject to supervision and examination by, and the regulations and reporting requirements of, the Board of Governors of the Federal Reserve System. We have no other subsidiaries. Our principal office is the same as the Bank’s main banking office and is located at 9 Old Lincoln Highway, Malvern, Pennsylvania. Our telephone number at that address is (484) 568-5000.

The Bank is an insured, Pennsylvania state-chartered commercial bank which was incorporated during 2004 and which engages in a full-service commercial and consumer banking business. The Bank’s primary focus is to serve small and middle-market businesses and their executives, entrepreneurs, real estate investors, professionals and high net worth individuals with a variety of financial services and solutions. The Bank will continue to exist and to conduct its business in the same manner and under the same name as it did before the Reorganization.

At the Effective Time, the Bank’s common stock was registered under Section 12(b) of the Exchange Act by virtue of its listing on the Nasdaq Capital Market. The Bank was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, it filed annual, quarterly, and current reports, proxy statements, and other information with the Federal Deposit Insurance Corporation (the “FDIC”). Copies of reports filed by the Bank are on file with the FDIC and are available for inspection at the office of the FDIC’s Accounting and Securities Disclosure Section located at 550 17th Street, N.W., Washington, DC 20429. Copies of those reports also may be obtained by contacting the FDIC’s Accounting and Securities Disclosure Section at (202) 898-8913, or by e-mail at PublicBankReports@FDIC.gov.

As a result of the Reorganization, we have become a successor issuer to the Bank as provided in the Commission’s Rule 12g-3(a) under the Exchange Act, and our common stock is deemed to be registered under Section 12(b) of the Exchange Act. We have become subject to the information requirements of the Exchange Act and will file reports, proxy statements, and other information with the Commission. This Current Report on Form 8-K is our initial report under the Exchange Act.

DESCRIPTION OF REGISTRANT’S CAPITAL STOCK

General

Our Articles of Incorporation authorize us to issue up to 10,000,000 shares of common stock with a par value of $1.00 per share and 5,000,000 shares of preferred stock with no stated par value. Our board of directors, in its sole discretion, has authority to sell any treasury stock and/or unissued securities, options, warrants, or other rights to purchase any security of the corporation, upon such terms as it deems advisable, including without limitation the division of shares into classes and into series within any class, the determination of the designation and the number of shares of any class or series and the determination of the voting rights, preferences, limitations and special rights, if any, of the shares of any class or series. Our board of directors could issue preferred stock, or additional shares of common stock, at any time.

Voting rights

The holders of shares of our common stock have the right to elect our board of directors and to act on such other matters as are required to be presented to them.  Each holder of common stock is entitled to one vote per share. The holders of our common stock do not have the right to vote their shares cumulatively in the election of directors only. This means that, for each director position to be elected, a shareholder may only cast a number of votes equal to the number of shares held by the shareholder. Because the articles permit our board of directors to set the voting rights of preferred shares, it is possible that holders of one or more series of’ preferred shares issued in the future could have voting rights of any sort, which could limit the effect of the voting rights of common shareholders.

Dividend rights

Authority Under Pennsylvania Business Corporation Law.  Our board of directors has the authority to declare dividends on its common and preferred stock, subject to statutory and regulatory requirements. For example,

Pennsylvania Business Corporation Law.  Pennsylvania law permits a business corporation such as the holding company to pay dividends if, after giving effect to the dividend, it is able to pay its debts as they come due in the usual course of business and its assets exceed its liabilities.  However, the holding company’s ability to pay dividends will be restricted by banking laws and our ability to pay dividends to the holding company to fund the holding company’s dividends to its shareholders.

Federal Bank Holding Company Act Policies Applicable to Cash Dividends.  The Board of Governors of the Federal Reserve System, which will be the primary federal banking regulator for the holding company, considers adequate capital to be critical to the health of individual banking organizations and to the safety and stability of the banking system. A major determinant of a bank’s or bank holding company’s capital adequacy is the strength of its earnings and the extent to which its earnings are retained and added to capital or paid out to shareholders in the form of cash dividends.

Normally, during profitable periods, dividends represent an appropriate return of a portion of a banking organization’s net earnings to its shareholders.  However, the payment of cash dividends that are not fully covered by earnings, in effect, represents the return of a portion of an organization’s capital at a time when circumstances may indicate instead the need to strengthen capital and concentrate financial resources on resolving the organization’s problems.  Therefore, the Federal Reserve believes that a bank or bank holding company generally should not maintain its existing rate of cash dividends on common stock unless (1) the organization’s net income available to common shareholders over the past year has been sufficient to fully fund the dividends and (2) the prospective rate of earnings retention appears consistent with the organization’s capital needs, asset quality, and overall financial condition.  The Federal Reserve may strongly encourage, or require, a banking organization whose cash dividends are inconsistent with either of these criteria to cut or eliminate its dividends.

The Federal Reserve also believes it is inappropriate for a banking organization that is experiencing serious financial problems or that has inadequate capital to borrow in order to pay dividends since this can result in increased leverage at the very time the organization needs to reduce its debt or increase its capital.  Similarly, the payment of dividends based solely or largely upon gains resulting from unusual or nonrecurring events, such as the sale of the organization’s building or the disposition of other assets, may not be prudent or warranted, especially if the funds derived from such transactions could be better employed to strengthen the organization’s financial resources.  Furthermore, a fundamental principle underlying the Federal Reserve’s supervision and regulation of bank holding companies is that bank holding companies should serve as a source of managerial and financial strength to their subsidiary banks.  The Federal Reserve believes, therefore, that a bank holding company should not maintain a level of cash dividends to its shareholders that places undue pressure on the capital of bank subsidiaries, or that can be funded only through additional borrowings or other arrangements that may undermine the bank holding company’s ability to serve as a source of strength. Thus, for example, if a major subsidiary bank is unable to pay dividends to its parent company - as a consequence of statutory limitations, intervention by the primary supervisor, or noncompliance with regulatory capital requirements - the Federal Reserve may encourage or require a bank holding company to reduce or eliminate its dividends in order to conserve its capital base and provide capital assistance to the subsidiary bank.

The Federal Reserve has further stated that a bank holding company should pay cash dividends only out of income over the past year and only if prospective earnings retention is consistent with the organization’s expected future needs and financial condition, and only if, after paying the dividend, the bank holding company is not in danger of falling below its required regulatory capital adequacy ratios.  It has also indicated that a “small bank holding company” such as the holding company is not expected to pay corporate dividends until such time as its debt to equity ratio (determined separately and not on a consolidated basis with its bank subsidiary) is 1:1 or less and its bank subsidiaries are otherwise well-managed, well-capitalized, and not under any supervisory order.

Pennsylvania Banking Code Requirements Applicable to Cash Dividends. Because the Bank will be the primary source of cash for payment of dividends by the holding company for the foreseeable future, requirements of the Pennsylvania Banking Code setting conditions on payments of dividends by banks such as the Bank will constrain our ability to provide funds to the holding company to pay dividends to shareholders.  These rules will apply similarly to the bank after the transaction as they presently apply to the bank.  In summary, Section 1302 of the Pennsylvania Banking Code permits a bank to pay cash dividends only out of accumulated net earnings.  Furthermore if any transfer of net earnings to surplus is required by section II 03 of the Pennsylvania Banking Code to cause our surplus to meet minimum statutory requirements at the time the dividend is to be declared or paid, the transfer must be made prior to the declaration of the dividend, and the bank’s surplus cannot be reduced by the payment of the dividend.

For the foregoing reasons, and because a decision by our board of directors to declare and pay cash dividends will depend upon the future financial performance and condition of the Bank and the Registrant, no assurances can be given that any dividends will in fact be paid on the common stock, or that, if dividends are paid, they will not be reduced or discounted in the future.

Conversion, redemption, preemption rights and repurchase provisions

Our common stock has no preemptive, subscription or conversion rights, and no redemption or repurchase provisions.  The shares are non-assessable and require no sinking fund.  Common stock repurchases are subject to Federal Reserve regulations and policy, which generally require no more than ten percent of the outstanding shares of the holding company common stock be repurchased in any 12-month period, unless the holding company is deemed “well-managed” and “well-capitalized” under applicable regulations.  Repurchases of our common stock will also be constrained by federal and state bank regulatory capital requirements.  Repurchases of stock by bank holding companies may also be subject to prior notice to and approval by the Federal Reserve in some cases.

Liquidation rights

In the event of a liquidation, dissolution or winding up of the holding company, the holders of our common stock are entitled to share ratably in all assets remaining after payment of all liabilities.

Anti-takeover effect of provisions in the Articles of Incorporation and Bylaws

The following description of certain provisions of our Articles of Incorporation and Bylaws, which may be considered to be anti-takeover in effect.  These provisions also could delay or frustrate the removal of incumbent directors or the assumption of control by shareholders

Authorized Capital; No Preemptive Rights. The number of authorized common and preferred shares, and the granting of authority to our board of directors to determine the terms of any common or preferred stock or other securities issued, are intended to give our board of directors some flexibility to issue additional securities for proper corporate purposes, including financing, acquisitions, stock dividends, stock splits and employee incentive plans. However. these additional shares could also be used by the board of directors to deter future attempts to gain control over the holding company.

Ownership Limitation. Our Articles of Incorporation provide that, generally, no shareholder may have holdings of shares that exceed 20% of the issued and outstanding shares of common stock.  However, this restriction can be waived for any shareholder or shareholders upon the resolution of at least two-thirds of the board of directors.  If any shareholder acquires holdings which cause the violation of the restriction (sometimes called a substantial shareholder), the board of directors may terminate all voting rights attributable to the shares owned beneficially by the shareholder during the time that the restriction is being violated, commence litigation to require the divestiture of such amount of the shares so that alter such divestiture the shareholder would no longer be in violation of the restriction contained in Section I of this Article, or take such other action as is appropriate under the circumstances.  For purposes of the provision, a shareholder’s holdings are: (i) the common stock the shareholder owns of record; (ii) the common stock to which the shareholder has direct or indirect beneficial ownership and (iii) the common stock owned of record or beneficially by other shareholder(s) acting together with the shareholder as a group tor the purpose of acquiring, holding or disposing of common stock . The board of directors may use, but is not necessarily limited to, the following indicia to determine beneficial ownership: the effect of stock ownership by a person’s spouse and minor children; ownership of shares held by a corporation or foundation of which a substantial shareholder is an officer or affiliate; the extent of a substantial shareholder’s ownership of partnership shares; transfers pursuant to divorce; installment purchases; stock warrants, grants and options; control over the voting power of any stock; the status of a substantial shareholder as trustee, trust beneficiary or settler of a trust of which part of all of the corpus is shares of the common stock of the holding company; and stock dividends. The board’s determination of the existence and membership of a shareholder group, of a shareholder’s holdings and of the record are conclusive, absent proof of bad faith. This provision of our Articles of Incorporation may not be amended unless approved by the affirmative vote of at least two-thirds of the outstanding shares of common stock.

Our board of directors could use this authority to discourage future attempts to gain control over the holding company.

Acquisition Offers.  Our Articles of Incorporation provide that our board of directors may, if it deems it advisable, oppose a tender or other offer for the holding company’s securities, whether the offer is in cash or in the securities of a corporation or otherwise.  When considering whether to oppose an offer, the board of directors may, but is not legally obligated to, considers any relevant or pertinent issue; by way of illustration, but not of limitation, the board of directors may, but shall not be legally obligated to, consider any or all of the following:

a.              whether the offer price is acceptable based on the historical and present operating results or financial condition of the corporation;

b.              whether a more favorable price could be obtained tor the corporation’s securities in the future;

c.               the social and economic effects of the offer or transaction on this corporation and any of its subsidiaries, employees, depositors, loan and other customers, creditors, shareholders and other elements of the communities in which this corporation and any of its subsidiaries operate or are located;

d.              the business and financial conditions and earnings prospects of the offeror, including, but not limited to, debt service and other existing or likely financial obligations of the offeror, and the possible effect of such conditions upon this corporation and any of its subsidiaries and the other elements of the communities in which this corporation and any of its subsidiaries operate or are located;

e.               the value of the securities (if any) which the offeror is offering in exchange for the corporation’s securities based, on an analysis of the worth of the corporation as compared to the corporation whose securities are being offered;

f.                any antitrust or other legal and regulatory issues that are raised by the offer.

If the board of directors determines that an offer should be rejected, it may take any lawful action to accomplish its purpose including, but not limited to, the following: advising shareholders not to accept the offer; litigation against the offeror; filing complaints with all governmental and regulatory authorities; acquiring securities; selling or otherwise issuing authorized but unissued securities or treasury stock or granting options with respect thereto; acquiring a company to create an antitrust or other regulatory problem for the offeror; or obtaining a more favorable offer from another individual or entity.  This provision of our Articles of Incorporation may not be amended unless first approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares or common stock of the holding company.

Our board of directors could use this authority to discourage future attempts to gain control over the holding company.

Classified Board. Our Bylaws provide for a classified board of directors. A classified board has the effect of moderating the pace of any change in control of the board of directors by extending the time required to elect a majority of the directors to at least two successive annual meetings. However, this extension of time also may tend to discourage a tender offer or takeover bid.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being filed or furnished with this Report:

Exhibit No.	Description of Exhibit
2.1	Plan of Merger and Reorganization dated April 26, 2018 by and between Registrant, Bank and Meridian Interim Bank

3.1	Articles of Incorporation of Registrant

3.2	Bylaws of Registrant

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Plan of Merger and Reorganization dated April 26, 2018 by and between Registrant, Bank and Meridian Interim Bank

3.1	Articles of Incorporation of Registrant

3.2	Bylaws of Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN CORPORATION
(Registrant)

Date: August 24, 2018	By:	/s/ Christopher J. Annas
Christopher J. Annas
President and Chief Executive Officer